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                                                                    EXHIBIT 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 7, 1996, incorporated by reference in Sinter Metals, Inc.'s Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this Registration Statement.





                                               ARTHUR ANDERSEN LLP

Cleveland, Ohio
February 3, 1997.


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